UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 30, 2008

GIGABEAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50985	20-0607757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

(919) 206-4426

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On April 30, 2008, GigaBeam Corporation (the “Company”) entered into a financing transaction with existing accredited investors (each a “Purchaser” and collectively, the “Purchasers”) in which the Company issued to each Purchaser an Original Issue Discount Secured Convertible Debenture (the “Debenture”) due April 30, 2010 (the “Maturity Date”) with a common stock purchase warrant (the “Warrant”) pursuant to a Securities Purchase Agreement, dated April 30, 2008, between the Company and the Purchasers thereto (the “Financing”). As part of the Financing, two Purchasers converted debentures and notes aggregating $1,138,970 comprised of a

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14% secured debenture with a principal balance of $500,000, due May 22, 2008,

•

14% secured debenture with a principal balance of $200,000, due May 22, 2008,

•

14% secured debenture with a principal balance of $100,000, due May 22, 2008,

•

14% promissory note with a principal balance of $100,000, due March 12, 2009,

•

14% promissory note with a principal balance of $100,000, due March 27, 2009, and

•

14% promissory note with a principal balance of $63,472, due January 29, 2009,

(collectively, the “Notes”), plus all interest due on the Notes as of April 30, 2008, into Debentures and Warrants on a $1 for $1 basis.  As of April 30, 2008, the Notes, including all accrued interest, have been paid in full and have been cancelled.  The net proceeds to the Company from the Financing, after deducting repayment of the principal and accrued interest on the Notes, was approximately $1,294,312.

The Debentures have a face value equal to the amount of each Purchaser’s subscription amount multiplied by 1.24 (the “Principal Amount”) and are convertible in whole or in part, at the option of the Purchaser, at any time. The number of common shares issuable upon a conversion is equal to the quotient obtained by dividing the outstanding Principal Amount of the Debenture to be converted by the conversion price.  The conversion price is $0.35, subject to adjustment.  On October 30, 2008, in the event that the average of the 20 VWAPs immediately prior to October 30, 2008 is less than $0.35, subject to adjustment, the conversion price will be reduced to equal the average of the 20 VWAPs.  “VWAP” generally means, for any date, the daily volume weighted average price of the common stock for such date, on the trading market on which the common stock is then listed or quoted.

The Warrants are exercisable to purchase an aggregate of 17,241,542 shares of the Company’s common stock at an exercise price of $0.35 per share, subject to adjustment, and expire April 30, 2013.  On October 30, 2008, in the event that the average of the 20 VWAPs immediately prior to October 30, 2008 is less than $0.35, subject to adjustment, the exercise price will be reduced to equal the average of the 20 VWAPs.  Each Purchaser was issued a Warrant to purchase the number of shares of common stock equal to 200% of the Purchaser’s Principal Amount, divided by $0.35.

The Company agreed to secure the Debentures with a lien on substantially all of the assets of the Company consisting primarily of equipment, inventory, contract rights, customer lists, deposit accounts and the products and proceeds of any of the foregoing, pursuant to a Security Agreement, dated April 30, 2008, by and among the Company, the subsidiary of the Company and the Purchasers (the “Security Agreement”). The Company’s obligations under the Debentures are guaranteed by GigaBeam Service Corporation, a wholly-owned subsidiary of the Company (“GSC”), and any future subsidiaries of the Company pursuant to a Subsidiary Guarantee, dated April 30, 2008, by GSC in favor of the Purchasers (the “Guarantee”). The Securities Purchase Agreement, Security Agreement, Debentures, Warrants and Guarantee are collectively referred to as the “Financing Documents.”

In the event of default under the Financing Documents, the outstanding Principal Amount of the Debenture is increased to a mandatory default amount set forth in the Debenture and the Debenture becomes, at the option of the Purchaser, immediately due and payable in cash by the Company and after five days of any such continuing event of default, interest will be payable at 18% per annum.

With respect to the issuance of the securities described above, the Company relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were issued to accredited investors. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by the Company.

Pursuant to the Securities Purchase Agreement, the Company intends to amend the Certificate of Designation for its Series D Convertible Redeemable Preferred Stock (the “Series D Preferred Stock”) to change the definition of “Exempt Issuance” so this Financing will not be considered a dilutive issuance thereby triggering a reduction in the conversion price of the Series D Preferred Stock for those holders of the Series D Preferred Stock who did not participate in this Financing or who did not purchase at least their pro rata share of the Debentures issued in this Financing based on their pro rata ownership share of outstanding Series D Preferred Stock.  Such amendment is subject to the approval by at least 51% of the holders of the Series D Preferred Stock.  The Company has received the requisite approval and is awaiting acceptance of the amendment by the Delaware Secretary of State.

The foregoing description of the Securities Purchase Agreement, Debenture, Warrant, Security Agreement and Guarantee do not purport to be complete and each is qualified in its entirety by reference to the full text of those agreements which are filed with this report as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-K and other reports we file with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
10.1 10.2 10.3 10.4 10.5 10.6 10.7

Securities Purchase Agreement, dated April 30, 2008, between the Company and purchasers thereto
(filed herewith).

Form of Original Issue Discount Secured Convertible Debenture, dated April 30, 2008 (filed herewith).

Form of Common Stock Purchase Warrant, dated April 30, 2008 (filed herewith).

Security Agreement, dated April 30, 2008, by and among the Company, its subsidiaries and the holders of the Original Issue Discount Secured Convertible Debenture (filed herewith).

Subsidiary Guarantee, dated April 30, 2008, by GigaBeam Service Corporation in favor of the purchasers signatory to the Securities Purchase Agreement, dated April 30, 2008, between the
Company and the purchasers (filed herewith).

14% Secured Debenture due May 22, 2008, issued by the Company to Midsummer Investment, Ltd.
(included as Exhibit 10.2 to the Form 8-K filed May 24, 2007, and incorporated herein by reference).

14% Promissory Note due January 29, 2009, issued by the Company to Crescent International, Ltd.
(included as Exhibit 10.9 to the Form 8-K filed January 31, 2008, and incorporated herein by reference).

10.8 10.9 10.10 10.11

14% Secured Debenture due May 22, 2008, issued by the Company to Midsummer Investment, Ltd.
(included as Exhibit 10.10 to the Form 8-K filed January 31, 2008, and incorporated herein by reference).

14% Secured Debenture due May 22, 2008, issued by the Company to Midsummer Investment, Ltd.
(included as Exhibit 10.2 to the Form 8-K filed February 13, 2008, and incorporated herein by reference).

14% Promissory Note due March 27, 2009, issued by the Company to Midsummer Investment, Ltd.
(included as Exhibit 10.1 to the Form 8-K filed April 2, 2008 and included herein by reference).

14% Promissory Note due March 12, 2009, issued by the Company to Midsummer Investment, Ltd.
(included as Exhibit 10.1 to the Form 8-K filed March 20, 2008 and included herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigaBeam Corporation
(Registrant)

Date	May 6, 2008

/s/ S. Jay Lawrence
(Signature)

Name: S. Jay Lawrence
Title: Chief Executive Officer

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